UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2019

BANC OF CALIFORNIA, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 MacArthur Place, Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (855) 361-2262
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:
Trading
Title of each class                Symbol(s)    Name of each exchange on which registered

Common Stock, par value $0.01 per share            BANC            New York Stock Exchange

Depositary Shares each representing a 1/40th Interest in a share
of 7.375% Non-Cumulative Perpetual Preferred Stock, Series D    BANC PRD        New York Stock Exchange

Depositary Shares each representing a 1/40th Interest in a share
of 7.00% Non-Cumulative Perpetual Preferred Stock, Series E    BANC PRE        New York Stock Exchange

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Item 7.01	Regulation FD Disclosure
Banc of California, Inc. (the “Company”) will be meeting with investors at the D.A. Davidson 21st Annual Financial Institutions Conference to be held in Broomfield, Colorado on Tuesday, May 7, 2019.
A copy of the presentation materials containing information that may be provided to persons attending the conferences is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information contained in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01	Financial Statements and Exhibits.
(d)     Exhibits

Exhibit Number	Description
99.1	Banc of California, Inc. Investor Presentation Materials dated May 2019.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.

May 7, 2019                    /s/ John A. Bogler_________________________________
John A    . Bogler
Executive Vice President and Chief Financial Officer

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